Exhibit 21.01
EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
2010 Acquisition Corporation	Delaware
Commonwealth Laminating & Coating (Hong Kong) Limited	Hong Kong
Commonwealth Laminating & Coating (Shanghai) Co., Ltd.	China
Commonwealth Laminating & Coating, Inc.	Virginia
CP Films Vertriebs GmbH	Germany
CPFilms Inc.	Delaware
Crown Operations International, LLC	Delaware
Dynaloy, LLC	Delaware
Eastman Administración, S.A. de C.V.	Mexico
Eastman Benelux B.V.B.A.	Belgium
Eastman Chemical (China) Co., Ltd.	China
Eastman Chemical (Gibraltar) Limited	Gibraltar
Eastman Chemical (Malaysia) Sdn. Bhd.	Malaysia
Eastman Chemical (Tongxiang) Limited	China
Eastman Chemical Adhesives (Hong Kong) Limited	Hong Kong
Eastman Chemical Advanced Materials B.V.	Netherlands
Eastman Chemical AP Holdings B.V.	Netherlands
Eastman Chemical Argentina S.R.L.	Argentina
Eastman Chemical B.V.	Netherlands
Eastman Chemical Belgium B.V.	Netherlands
Eastman Chemical Canada, Inc.	Canada
Eastman Chemical Company Foundation, Inc.	Tennessee
Eastman Chemical Company Investments, Inc.	Delaware
Eastman Chemical do Brasil Ltda.	Brazil
Eastman Chemical Financial Corporation	Delaware
Eastman Chemical Germany B.V.	Netherlands
Eastman Chemical Germany GmbH	Germany
Eastman Chemical Germany Holdings GmbH & Co. KG	Germany
Eastman Chemical Germany Management GmbH & Co. KG	Germany
Eastman Chemical Germany Verwaltungs-GmbH	Germany
Eastman Chemical Global Holdings S.a.r.l.	Luxembourg
Eastman Chemical GmbH	Germany
Eastman Chemical HK Limited	Hong Kong
Eastman Chemical Holdings do Brasil Ltda.	Brazil
Eastman Chemical Holdings Spain S.L.	Spain
Eastman Chemical Holdings, S.A. de C.V.	Mexico
Eastman Chemical Hong Kong B.V.	Netherlands
Eastman Chemical India Private Limited	India
Eastman Chemical Intermediates (Hong Kong) Limited	Hong Kong
Eastman Chemical International GmbH	Switzerland
Eastman Chemical International Holdings B.V.	Netherlands
Eastman Chemical International LP, LLC	Delaware
Eastman Chemical Japan Limited	Japan
Eastman Chemical Korea B.V.	Netherlands

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Eastman Chemical Korea, Ltd.	Korea
Eastman Chemical Latin America, Inc.	Delaware
Eastman Chemical Ltd.	New York
Eastman Chemical Luxembourg Holdings 1 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 2 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 3 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 6 S.C.S.	Luxembourg
Eastman Chemical Luxembourg Holdings 7 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings LLC	Delaware
Eastman Chemical Luxembourg S.a.r.l.	Luxembourg
Eastman Chemical Malaysia B.V.	Netherlands
Eastman Chemical Middelburg B.V.	Netherlands
Eastman Chemical Netherlands C.V.	Netherlands
Eastman Chemical Netherlands Ltd.	United Kingdom
Eastman Chemical Pioneer, LLC	Delaware
Eastman Chemical Regional UK	United Kingdom
Eastman Chemical Resins, Inc.	Delaware
Eastman Chemical Singapore Pte. Ltd.	Singapore
Eastman Chemical Texas City, Inc.	Delaware
Eastman Chemical Uruapan, S.A. de C.V.	Mexico
Eastman Chemical Workington Limited	United Kingdom
Eastman Chemical, Asia Pacific Pte. Ltd.	Singapore
Eastman Chemical, Europe, Middle East and Africa LLC	Delaware
Eastman Cogen Management L.L.C.	Texas
Eastman Cogeneration L.P.	Texas
Eastman Company UK Limited	United Kingdom
Eastman Espana, S.L.	Spain
Eastman Fibers Singapore Pte. Ltd.	Singapore
Eastman Gasification Services Company	Delaware
Eastman Global Holdings, Inc.	Delaware
Eastman International Holdings, Inc.	Delaware
Eastman International Management Company	Tennessee
Eastman Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Eastman Malta Limited	Malta
Eastman Renewable Materials, LLC	Delaware
Eastman Servicios Corporativos, S.A. de C.V.	Mexico
Eastman Spain L.L.C.	Delaware
Eastman Specialties Corporation	Delaware
Eastman Specialties Holdings Corporation	Delaware
Eastman Specialties OU	Estonia
Ecuataminco S.A.	Ecuador
EGSC Beaumont, Inc.	Delaware
Enterprise Genetics, Inc.	Nevada
Flexsys America Co.	Delaware
Flexsys America L.P.	Delaware
Flexsys Asia Pacific Sdn. Bhd.	Malaysia

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Flexsys Chemicals (M) Sdn Bhd	Malaysia
Flexsys Distribution GmbH	Germany
Flexsys Holding B.V.	Netherlands
Flexsys K.K.	Japan
Flexsys Rubber Chemicals Ltd.	United Kingdom
Flexsys Verkauf GmbH	Germany
Flexsys Verwaltungs- und Beteiligungsgesellschaft mbH	Germany
GMX Trading Pte. Ltd.	Singapore
HDK Industries, Inc.	Tennessee
Holston Defense Corporation	Virginia
Huper Optik (GP), L.L.C.	Texas
Huper Optik International Pte. Ltd.	Singapore
Huper Optik U.S.A., L.P.	Texas
Industriepark Nienburg GmbH	Germany
Jaeger Chimie France S.a.r.l.	France
Kingsport Hotel, L.L.C.	Tennessee
Knowlton International, Ltd.	New York
Knowlton Mill Street Storage, LLC	New York
Knowlton Properties, LLC	New York
Knowlton Property Holdings, LLC	New York
Eastman Technologies LLC	Delaware
Knowlton Technologies, LLC	New York
Knowlton West Main Storage, LLC	New York
Monchem International LLC	Delaware
Mustang Pipeline Company	Texas
Novomatrix International Trading (Shanghai) Co. Ltd.	China
Novomatrix Investments, Inc.	Delaware
Novomatrix Pte. Ltd.	Singapore
Novomatrix, Inc.	Delaware
Primester (50%)	New York
S E Investment LLC	Delaware
Scandiflex do Brasil Ltda.	Brazil
SFC LLC	Delaware
Solchem Netherlands C.V.	Netherlands
Solutia (Thailand) Ltd.	Thailand
Solutia Argentina S.R.L.	Argentina
Solutia Australia Pty. Ltd.	Australia
Solutia Brasil Ltda.	Brazil
Solutia Canada Inc.	Canada
Solutia Chemicals France S.a.r.l.	France
Solutia Chemicals Iberica, S.L.	Spain
Solutia Chemicals India Private Limited	India
Solutia Deutschland GmbH	Germany
Solutia Europe SPRL/BVBA	Belgium
Solutia Greater China, LLC	Delaware
Solutia Hong Kong Limited	Hong Kong

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Solutia Inc.	Delaware
Solutia International Trading (Shanghai) Co., Ltd.	China
Solutia Italia S.r.l.	Italy
Solutia Japan Limited	Japan
Solutia Performance Products (Suzhou) Co., Ltd.	China
Solutia Performance Products Solutions Ltd.	Mauritius
Solutia Services International SCA/Comm. VA	Belgium
Solutia Singapore Pte. Ltd.	Singapore
Solutia Solar GmbH	Germany
Solutia Tlaxcala, S.A. de C.V.	Mexico
Solutia UK Holdings Ltd.	United Kingdom
Solutia UK Investments Ltd.	United Kingdom
Solutia UK Ltd.	United Kingdom
Solutia Venezuela, S.R.L.	Venezuela
Southwall Europe GmbH	Germany
Southwall IG Holdings, Inc.	Delaware
Southwall Insulating Glass, LLC	Delaware
Southwall Technologies Inc.	Delaware
Sterling Chemicals JV Holdings, Inc.	Delaware
Sterling Methanol Company	Delaware
Sterling Oxo Alcohols Company	Delaware
SunTek Australia Pty. Ltd.	Australia
SunTek Europe GmbH	Germany
SunTek Films Canada, Inc.	Canada
Suntek Holding Company	Delaware
SunTek UK Limited	United Kingdom
Sun-X (South East Asia) Pte. Ltd.	Singapore
Sun-X Film Pte. Ltd.	Singapore
Tam Limitada (Costa Rica)	Costa Rica
Taminco Argentina SA	Argentina
Taminco BVBA	Belgium
Taminco Choline Chloride (Shanghai) Co., Ltd.	China
Taminco Corporation	Delaware
Taminco de Honduras, S.A. de C.V.	Honduras
Taminco de Urugua	Uruguay
Taminco do Brasil Comercio e Industria de Aminas Ltda.	Brazil
Taminco do Brazil Produtos Quimicos Ltda.	Brazil
Taminco Finland Oy	Finland
Taminco Germany GmbH	Germany
Taminco Global Chemical Corporation	Delaware
Taminco Group BVBA	Belgium
Taminco Group Holdings S.a.r.l.	Luxembourg
Taminco Guatemala	Guatemala
Taminco Holding Finland Oy	Finland
Taminco Holding Netherlands B.V.	Netherlands
Taminco Intermediate Corporation	Delaware

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Taminco Italia S.r.l.	Italy
Taminco Mexico S. de R.L. de C.V.	Mexico
Taminco Netherlands B.V.	Netherlands
Taminco UK Limited	United Kingdom
Taminco Uruguay S.A.	Uruguay
Taminco US Inc.	Delaware
Taminco Venezuela C.A.	Venezuela
Texas City Gasification, LLC	Delaware
TX Energy, LLC	Delaware
V-Kool International Pte. Ltd.	Singapore
Yixing Taminco Feed Additives Co., Ltd.	China